UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

Essex Rental Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-215-6502

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

This Form 8-K/A is being filed solely to replace Exhibit 99.2 on the Form 8-K filed by Essex Rental Corp. on May 5, 2009.  All other information on that Form 8-K filed on May 5, 2009 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.2	Transcript of Essex Rental Corp.’s May 5, 2009 conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: May 5, 2009	By: /s/ Martin Kroll
Name: Martin Kroll
Title: Chief Financial Officer